UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2024

EMCOR Group, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8267	11-2125338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Merritt Seven
Norwalk,	Connecticut	06851-1092
(Address of Principal Executive Offices)		(Zip Code)

(203)	849-7800
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	EME	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 6, 2024, at the 2024 Annual Meeting of Stockholders of the Company, the stockholders of the Company voted on the following three items:

1.    Election of eight directors to serve until the Company’s next Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.    A non-binding advisory resolution approving named executive officer compensation; and

3.    Ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for 2024.

The results were as follows:

Proposal 1. The nominees for director were elected based upon the following votes:

Nominee	Shares For	Shares Against	Shares Abstaining	Broker Non-Votes

John W. Altmeyer	40,305,651	606,762	58,457	2,149,849
Anthony J. Guzzi	39,290,671	1,610,468	69,731	2,149,849
Ronald L. Johnson	39,575,095	1,281,102	114,673	2,149,849
Carol P. Lowe	40,687,424	225,430	58,016	2,149,849
M. Kevin McEvoy	39,083,822	1,828,261	58,787	2,149,849
William P. Reid	40,578,970	333,674	58,226	2,149,849
Steven B. Schwarzwaelder	40,386,986	469,893	113,991	2,149,849
Robin Walker-Lee	37,725,604	3,187,740	57,526	2,149,849

All of the Company’s incumbent directors standing for election were re-elected.

Proposal 2. The proposal for stockholders to approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers was approved based upon the following votes:

Shares For	37,347,073
Shares Against	3,559,679
Shares Abstaining	64,118
Broker Non-Votes	2,149,849

Proposal 3. The proposal for stockholders to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for 2024 was approved based upon the following votes:

Shares For	42,075,077
Shares Against	989,058
Shares Abstaining	56,584
There were no broker non-votes on this item.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCOR Group, Inc.

Date: June 10, 2024	By:	/s/ ANTHONY J. GUZZI
	Name:	Anthony J. Guzzi
	Title:	Chairman, President, and
Chief Executive Officer